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                                                                    EXHIBIT 99.1

                        CERTIFICATION OF PERIODIC REPORT


I, John J. Holland, Chairman and Chief Executive Officer of Butler Manufacturing Company, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 14, 2002                         /s/ John J. Holland
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Dated                                   John J. Holland
                                        Chairman  and Chief Executive Officer